Exhibit 10.1

TENET HEALTHCARE CORPORATION

6.00% Senior Secured Notes due 2020

unconditionally guaranteed as to the

payment of principal, premium.

if any, and interest by the

Guarantors named on Schedule I hereto

Exchange and Registration Rights Agreement

October 1, 2013

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Barclays Capital Inc.

Citigroup Global Markets Inc.

Wells Fargo Securities, LLC

As Representatives of the Initial Purchasers

c/o Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

THC Escrow Corporation, a Delaware corporation (the “Escrow Issuer”), issued, on the Closing Date (as defined herein), $1,800,000,000 in aggregate principal amount of its 6.00% Senior Secured Notes due 2020 (the “Notes”), which will be assumed by Tenet Healthcare Corporation, a Nevada corporation (the “Company”), on the date hereof.  The Notes are unconditionally guaranteed by the Guarantors (as defined herein), upon the terms and conditions set forth in that certain Offering Memorandum, dated September 13, 2013, and that certain Purchase Agreement (the “Purchase Agreement”), dated as of September 13, 2013, among the Escrow Issuer, the Company, the subsidiaries of the Company set forth on the signature pages thereto (the “Existing Guarantors”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives (the “Representatives”) of the several other Initial Purchasers (as defined herein), as supplemented by a Joinder Agreement (the “Joinder Agreement”), dated as of the date hereof, among the subsidiaries of the Company set forth on the signature pages thereto (the “New Guarantors” and, together with the Existing Guarantors, the “Guarantors”).  As an inducement to purchase the

Notes, and in satisfaction of a condition to the obligations of the Company under the Purchase Agreement, the Company and the Guarantors agree with the Representatives, for the benefit of the holders (as defined herein) from time to time of the Registrable Securities (as defined herein), as follows:

1.                                      Certain Definitions.  For purposes of this Exchange and Registration Rights Agreement (this “Agreement”), the following terms shall have the following respective meanings:

“Base Interest” shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.

The term “broker-dealer” shall mean any broker or dealer registered with the Commission under the Exchange Act.

“Business Day” shall have the meaning set forth in Rule 13e-4(a)(3) promulgated by the Commission under the Exchange Act, as the same may be amended or succeeded from time to time.

“Closing Date” shall mean September 27, 2013, which is the date of original issuance of the Securities.

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“Company” shall have the meaning assigned thereto in the preamble.

“Consummation Date” shall have the meaning assigned thereto in Section 2(a) hereof.

“Escrow Issuer” shall have the meaning assigned thereto in the preamble.

“Effective Time” shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any successor thereto, as the same may be amended or succeeded from time to time.

“Exchange Offer” shall have the meaning assigned thereto in Section 2(a) hereof.  “Exchange Registration” shall have the meaning assigned thereto in Section 3(c) hereof.

“Exchange Registration Statement” shall have the meaning assigned thereto in Section 2(a) hereof.

“Exchange Securities” shall have the meaning assigned thereto in Section 2(a) hereof.

“Existing Guarantors” shall have the meaning assigned thereto in the preamble.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Free Trade Date” shall mean the 380th day following the Closing Date.

“Freely Tradable” shall mean, with respect to the Securities at any time of determination.  that (a) all outstanding Securities are eligible to be sold by a person who has not been an “affiliate” (as defined in Rule 405 under the Securities Act) of the Company or any Guarantor during the preceding 90 days without any volume or manner of sale restrictions under the Securities Act, (b) the Company has provided a certificate to the Trustee instructing the Trustee that the restrictive legend on the Securities no longer applies and (c) the Securities have been assigned an unrestricted CUSIP number.

“Guarantors” shall have the meaning assigned thereto in the preamble.

The term “holder” shall mean each of the persons who acquire Registrable Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Securities.

“Indenture” shall mean the Indenture, dated the Closing Date, between the Escrow Issuer and the Trustee, as supplemented by the Supplemental Indenture, dated as of the date hereof, among the Company, the Guarantors and the Trustee, as the same shall be supplemented or amended from time to time.

“Initial Purchasers” shall mean Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Scotia Capital (USA) Inc., SunTrust Robinson Humphrey, Inc. and Morgan Stanley & Co. LLC.

“Joinder Agreement” shall have the meaning assigned thereto in the preamble.

“New Guarantors” shall have the meaning assigned thereto in the preamble.

“Notes” shall have the meaning assigned thereto in the preamble.

The term “person” shall mean any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Purchase Agreement” shall have the meaning assigned thereto in the preamble.

“Registrable Securities” shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security upon the earliest to occur of the following: (a) in the circumstances contemplated by Section 2(a) hereof, the Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in Section 2(a) hereof (provided that any Exchange Security that, pursuant to the second to last and third to last sentences of Section 2(a), is included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be a Registrable Security with respect to Sections 5, 6 and 9 until resale of such

Registrable Security has been effected within the Resale Period); (b) the Securities become Freely Tradable or (c) such Security shall cease to be outstanding.

“Registration Default” shall have the meaning assigned thereto in Section 2(b) hereof.

“Registration Default Period” shall have the meaning assigned thereto in Section 2(b) hereof.

“Registration Expenses” shall have the meaning assigned thereto in Section 4 hereof.  “Representatives” shall have the meaning assigned thereto in the preamble.

“Resale Period” shall have the meaning assigned thereto in Section 2(a) hereof.

“Restricted Holder” shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder’s business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Company.

“Rule 144,” “Rule 405,” “Rule 415” and “Rule 433” shall mean, in each case, such rule promulgated by the Commission under the Securities Act (or any successor provision), as the same may be amended or succeeded from time to time.

“Securities” shall mean the $1,800 million in aggregate principal amount of the Escrow Issuer’s 6.00% Senior Secured Notes due 2020, which will be assumed by the Company on the date hereof, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture.  Each Security is entitled to the benefit of the guarantees provided for in the Indenture (the “Guarantees”) and, unless the context otherwise requires, any reference herein to a “Security,” an “Exchange Security” or a “Registrable Security” shall include the related Guarantees.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any successor thereto, as the same may be amended or succeeded from time to time.

“Special Interest” shall have the meaning assigned thereto in Section 2(b) hereof.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same may be amended or succeeded from time to time.

“Trustee” shall mean The Bank of New York Mellon Trust Company, N.A., as trustee under the Indenture, together with any successors in such capacity.

Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Agreement, and the words “herein,”

“hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

2.                                      Registration Under the Securities Act.

(a)                                 Subject to the last sentence of this Section 2(a), if the Securities have not become Freely Tradable on or before the Free Trade Date, the Company and the Guarantors agree to use all commercially reasonable efforts to (i) file under the Securities Act a registration statement relating to an offer to exchange (such registration statement, the “Exchange  Registration Statement,” and such offer, the “Exchange Offer”) any and all of the Securities for a like aggregate principal amount of debt securities issued by the Company and guaranteed by the Guarantors, which debt securities and guarantees are substantially identical to the Securities and the related Guarantees, respectively (and are entitled to the benefits of a trust indenture that is substantially identical to the Indenture or is the Indenture and that has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for the additional interest contemplated in Section 2(b) below (such new debt securities are hereinafter called “Exchange Securities”), (ii) cause the Exchange Registration Statement to become effective under the Securities Act, (iii) commence the Exchange Offer promptly after such Exchange Registration Statement has become effective, (iv) hold the Exchange Offer open for at least 20 Business Days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to holders of the Securities, (v) exchange Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer and (vi) consummate the Exchange Offer on the earliest practicable date after the Exchange Registration Statement has become effective, but in no event later than 30 Business Days thereafter (such 30th Business Day being the “Consummation Date”).  The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act.  The Exchange Offer will be deemed to have been “completed” only (A) if the debt securities and related guarantees received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial majority of the states of the United States of America, and (B) upon the earlier to occur of (1) the Company having exchanged the Exchange Securities for all outstanding Registrable Securities pursuant to the Exchange Offer and (2) the Company having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 20 Business Days following the commencement of the Exchange Offer.  The Company and the Guarantors agree (I) to include in the Exchange Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a broker-dealer and (II) to keep such Exchange Registration Statement effective for a period (the “Resale Period”) beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities.  With respect to such Exchange Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in Sections 6(a),

(b), (c) and (d) hereof.  The obligations of the Company and the Guarantors set forth in this Section 2(a) shall cease on the date on which the Securities become Freely Tradable.

(b)                                 If (i) the Exchange Offer has not been consummated prior to the Consummation Date, (ii) the Securities have not become Freely Tradable on or before the Free Trade Date, or (iii) any Exchange Registration Statement required by this Agreement is filed and declared effective, but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded by a post-effective amendment or prospectus supplement to such Exchange Registration Statement that cures such failure and that is itself declared effectively promptly (each such event referred to in clauses (i) through (iii), a “Registration Default,” and the period during which a Registration Default has occurred and is continuing, the “Registration Default Period”), then, as liquidated damages for such Registration Default, subject to the provisions of Section 8(b), special interest (“Special Interest”), in addition to the Base Interest, shall accrue at a per annum rate of 0.25% for the first 90 days of the Registration Default Period, at a per annum rate of 0.50% for the second 90 days of the Registration Default Period, at a per annum rate of 0.75% for the third 90 days of the Registration Default Period and at a per annum rate of 1.0% thereafter for the remaining portion of the Registration Default Period, provided that in no event shall the Company be required to pay Special Interest for more than one Registration Default at any given time.  The Registration Default Period shall terminate on the date on which (i) the Securities become Freely Tradable or (ii) the Exchange Registration Statement has been declared effective and the Exchange Offer has been consummated.  Special Interest shall not accrue as a result of the Company’s failure to provide a certificate to the Trustee instructing the Trustee that the restrictive legend on the Securities no longer applies unless the Company has received a request to do so by a holder of Securities or the Trustee on or after the 365th day after the Closing Date; provided that if the Company receives such a request on or after the fifth Business Day immediately preceding the Free Trade Date and the restrictive legend on the Securities has not been removed by the close of business on the fifth Business Day thereafter, Special Interest shall accrue as provided in this Section 2(b) until the date on which (i) the Securities become Freely Tradable or (ii) the Exchange Registration Statement has been declared effective and the Exchange Offer has been consummated.

(c)                                  The Company shall take, and shall cause the Guarantors to take, all actions necessary or advisable to be taken to ensure that the transactions contemplated herein are effected as so contemplated, including all actions necessary or desirable to register the Guarantees under the Exchange Registration Statement contemplated in Section 2(a) hereof.

(d)                                 Any reference herein to a registration statement or prospectus as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement or to any prospectus supplement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

3.                                      Registration Procedures.

If the Company and the Guarantors file a registration statement pursuant to Section 2(a), the following provisions shall apply:

(a)                                 At or before the Effective Time of the Exchange Registration, the Company and the Guarantors shall qualify the Indenture under the Trust Indenture Act.

(b)                                 In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company and the Guarantors shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

(c)                                  In connection with the Company’s and the Guarantors’ obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the “Exchange Registration”), if applicable, the Company and the Guarantors shall, as soon as practicable (or as otherwise specified):

(i)                                     prepare and file with the Commission an Exchange Registration Statement on any form that may be utilized by the Company and the Guarantors and that shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use all commercially reasonable efforts to cause such Exchange Registration Statement to become effective;

(ii)                                  prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

(iii)                               notify each broker-dealer that has requested or received copies of the prospectus included in such Exchange Registration Statement, and confirm such advice in writing, (A) when such Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Exchange Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company and the Guarantors contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(iv)                              in the event that the Company and the Guarantors would be required, pursuant to Section 3(c)(iii)(F) above, to notify any broker-dealers holding Exchange Securities, prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(v)                                 use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;

(vi)                              use all commercially reasonable efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, however, that neither the Company nor any of the Guarantors shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process in any such jurisdiction or (3) in the case of the Company, make any changes to its certificate of incorporation or bylaws or any agreement between it and its stockholders, and in the case of the Guarantors, make any changes to (x) the certificate (or articles) of incorporation, certificate (or articles) of organization, certificate (or articles) of formation or certificate of limited partnership, as the case may be, and any amendments thereto, of any Guarantor, (y) the bylaws, limited liability company agreement, operating agreement or partnership agreement, as the case may be, and any amendments thereto, of any Guarantor or (z) any agreement between any Guarantor and its stockholders, shareholders, members or partners;

(vii)                           use all commercially reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, that may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period;

(viii)                        provide a CUSIP number for all Exchange Securities, not later than the applicable Effective Time; and

(ix)                              comply with all applicable rules and regulations of the Commission, and make generally available to its security holders as soon as practicable but no later than 18 months after the Effective Time of such Exchange Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

(d)                                 Until the expiration of one year after the Closing Date, the Company and the Guarantor will not, and will not permit any of their “affiliates” (as defined in Rule 144) to, resell any of the Securities that have been acquired by any of them except pursuant to an effective registration statement under the Securities Act.

4.                                      Registration Expenses.

The Company and the Guarantors agree to bear and to pay or cause to be paid promptly all expenses incident to the Company’s and the Guarantors’ performance of or compliance with this Agreement, including, without limitation, (a) all Commission and any FINRA registration, filing and review fees and expenses including fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such registration, filing and review; (b) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities for delivery and the expenses of printing or producing any blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities to be disposed of (including certificates representing the Securities); (c) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities and the preparation of documents referred in clause (b) above; (d) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian; (e) internal expenses (including all salaries and expenses of the Company’s or Guarantors’ officers and employees performing legal or accounting duties); (f) fees, disbursements and expenses of counsel and independent registered public accountants of the Company (including the expenses of any opinions or “comfort” letters required by or incident to such performance and compliance); (g) any fees charged by securities rating services for rating the Securities; and (h) fees, expenses and disbursements of any other persons, including special experts, retained by the Company or its Guarantors in connection with this Agreement (collectively, the “Registration Expenses”).  To the extent that any reasonable fees are incurred, assumed or paid by any holder of Registrable Securities or its counsel, the Company or its Guarantors shall reimburse such person for the full amount of such reasonable fees so incurred, assumed or paid promptly after receipt of a request therefor.  Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions attributable to the sale of such Registrable Securities.

5.                                      Representations and Warranties.

Each of the Company and the Guarantors, jointly and severally, represents and warrants to, and agrees with, the Initial Purchasers and each of the holders from time to time of Registrable Securities that:

(a)                                 Each registration statement covering Registrable Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Registrable Securities pursuant to Section 3(c)(iii)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(c)(iv) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(c) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities expressly for use therein.

(b)                                 Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities expressly for use therein.

(c)                                  The compliance by the Company and the Guarantors with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not: (i) conflict with or result in a material breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary of the Company is a party or by which the Company or any subsidiary of the Company is bound or to which any of the property or assets of the Company or any subsidiary of the Company is subject; (ii) result in any violation of the provisions of the articles of incorporation, as amended, or the bylaws of the Company; the certificate (or articles) of incorporation, certificate (or articles) of organization, certificate (or articles) of formation or certificate of limited partnership, as the case may be, and any amendments thereto, of any Guarantor; the bylaws, limited liability company agreement, operating agreement or partnership agreement, as the case may be, and any amendments thereto, of any Guarantor; or (iii) result in any material violation of any law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any subsidiary of the Company or any of their properties.  No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company and the Guarantors of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Securities, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the offering and distribution of the Securities.

(d)                                 This Agreement has been duly authorized, executed and delivered by the Company and each Guarantor.

6.                                      Indemnification.

(a)                                 Indemnification by the Company and the Guarantors.  The Company and the Guarantors, jointly and severally, will indemnify and hold harmless each of the holders of Registrable Securities included in an Exchange Registration Statement, and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities against any losses, claims, damages or liabilities, joint or several, to which such holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Registration Statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) contained therein or furnished by the Company to any such holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor any Guarantor shall be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any registration statement contemplated hereunder, or preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433), or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein.

(b)                                 Notices of Claims, Etc.  Promptly after receipt by an indemnified party under subsection (a) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 6(a) hereof.  In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(c)                                  Contribution.  If for any reason the indemnification provisions contemplated by Section 6(a) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(c) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 6(c).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 6(c), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages that such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The holders’ obligations in this Section 6(c) to contribute shall be several in proportion to the principal amount of Registrable Securities registered by them and not joint.

(d)                                 The obligations of the Company and the Guarantors under this Section 6 shall be in addition to any liability which the Company or the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the holders and any agents or underwriters contemplated by this Section 6 shall be in addition to any liability which the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or any Guarantor (including any person who, with his consent, is named in any registration statement as about to become a director of the Company or any Guarantor) and to each person, if any, who controls the Company within the meaning of the Securities Act.

7.                                      Rule 144.

The Company covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the safe harbor provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission.  Upon the request of any holder of Registrable Securities in connection with that holder’s sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

8.                                      Miscellaneous.

(a)                                 No Inconsistent Agreements.  The Company and each Guarantor represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities which would be inconsistent with the terms contained in this Agreement.

(b)                                 Specific Performance.  The parties hereto acknowledge that there would be no adequate remedy at law if the Company or any Guarantor fails to perform any of its obligations hereunder and that the Initial Purchasers and the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Initial Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to seek specific performance of the obligations of the Company and the Guarantors under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any state thereof having jurisdiction.

(c)                                  Notices.  All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows:  If to the Company, to it at 1445 Ross Avenue, Suite 1400, Dallas, Texas 75202, Attention:  Chief Financial Officer, and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

(d)                                 Parties in Interest.  All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders.  In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Agreement.  If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

(e)                                  Survival.  The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer.

(f)                                   Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(g)                                  Headings.  The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

(h)                                 Entire Agreement; Amendments.  This Agreement and the other writings referred to herein (including the Indenture, the Purchase Agreement, the Joinder Agreement and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter.  This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.  This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company, the Guarantors and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding.  Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 8(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

(i)                                     Inspection.  For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the holders of Registrable Securities shall be made available for inspection and copying on any Business Day by any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities, the Indenture and this Agreement) at the offices of the Company at the address thereof set forth in Section 8(c) above and at the office of the Trustee under the Indenture.

(j)                                    Counterparts.  This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf’ or “tif’) shall be effective as delivery of a manually executed counterpart thereof.

(k)                                 Severability.  If any provision of this Agreement, or the application thereof in any circumstance, is held to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained in this Agreement shall not be affected or impaired thereby.

(signature pages follow)

If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the holders, this letter and such acceptance hereof shall constitute a binding agreement among each of the holders, the Guarantors and the Company.

Very truly yours,

TENET HEALTHCARE CORPORATION

By:	/s/ Tyler C. Murphy
Name: Tyler C. Murphy
Title: Treasurer

CORAL GABLES HOSPITAL, INC., as: General Partner of CGH HOSPITAL, LTD.

TENET PHYSICIAN SERVICES—HILTON HEAD, INC., as: General Partner of HILTON HEAD HEALTH SYSTEMS, L.P.

CYPRESS FAIRBANKS MEDICAL CENTER, INC., as: General Partner of NEW MEDICAL HORIZONS II, LTD.

TENET LOUISIANA, INC., as: Sole and Managing Member of TENET 100 MEDICAL CENTER SLIDELL, L.L.C.

TENET TEXAS, INC., as: General Partner of TENET FRISCO, LTD.

TENET HEALTHSYSTEM PHILADELPHIA, INC., as: Managing Member of TENET HEALTHSYSTEM HAHNEMANN, L.L.C.

TENET HEALTHSYSTEM PHILADELPHIA, INC., as: Managing Member of TENET HEALTHSYSTEM ST. CHRISTOPHER’S HOSPITAL FOR CHILDREN, L.L.C.

TENET TEXAS, INC., as: General Partner of TENET HOSPITALS LIMITED

[Signature Page to Exchange and Registration Rights Agreement]

LIFEMARK HOSPITALS, INC., as: General Partner of TH HEALTHCARE, LTD.

By:	/s/ Tyler C. Murphy
Name: Tyler C. Murphy
Title: Treasurer

AMERICAN MEDICAL (CENTRAL), INC.
AMI INFORMATION SYSTEMS GROUP, INC.
AMISUB (HEIGHTS), INC.
AMISUB (HILTON HEAD), INC.
AMISUB (SFH), INC.
AMISUB (TWELVE OAKS), INC.
AMISUB OF NORTH CAROLINA, INC.
AMISUB OF SOUTH CAROLINA, INC.
AMISUB OF TEXAS, INC.
ANAHEIM MRI HOLDING, INC.
BROOKWOOD HEALTH SERVICES, INC.
COASTAL CAROLINA MEDICAL CENTER, INC.
COMMUNITY HOSPITAL OF LOS GATOS, INC.
CORAL GABLES HOSPITAL, INC.
CYPRESS FAIRBANKS MEDICAL CENTER, INC.
DELRAY MEDICAL CENTER, INC.
DOCTORS HOSPITAL OF MANTECA, INC.
DOCTORS MEDICAL CENTER OF MODESTO, INC.
EAST COOPER COMMUNITY HOSPITAL, INC.
FMC MEDICAL, INC.
FOUNTAIN VALLEY REGIONAL HOSPITAL AND MEDICAL CENTER
FRYE REGIONAL MEDICAL CENTER, INC.
JFK MEMORIAL HOSPITAL, INC.
LAKE WOOD REGIONAL MEDICAL CENTER, INC.
LIFEMARK HOSPITALS OF FLORIDA, INC.
LIFEMARK HOSPITALS, INC.
LOS ALAMITOS MEDICAL CENTER, INC.
NORTH FULTON MEDICAL CENTER, INC.
ORNDA HOSPITAL CORPORATION
PALM BEACH GARDENS COMMUNITY HOSPITAL, INC.
PLACENTIA-LINDA HOSPITAL, INC.
SIERRA VISTA HOSPITAL, INC.
SRRMC MANAGEMENT, INC.

[Signature Page to Exchange and Registration Rights Agreement]

TENET CALIFORNIA, INC.
TENET FLORIDA, INC.
TENET GOOD SAMARITAN, INC.
TENET HEALTHSYSTEM BARTLETT, INC.
TENET HEALTHSYSTEM CFMC, INC.
TENET HEALTHSYSTEM DESERT, INC.
TENET HEALTHSYSTEM DI, INC.
TENET HEALTHSYSTEM GB, INC.
TENET HEALTHSYSTEM HEALTHCORP
TENET HEALTHSYSTEM HOLDINGS, INC.
TENET HEALTHSYSTEM KNC, INC.
TENET HEALTHSYSTEM MEDICAL, INC.
TENET HEALTHSYSTEM NORTH SHORE, INC.
TENET HEALTHSYSTEM PHILADELPHIA, INC.
TENET HEALTHSYSTEM SGH, INC.
TENET HEALTHSYSTEM SL, INC.
TENET HEALTHSYSTEM SPALDING, INC.
TENET HIALEAH HEALTHSYSTEM, INC.
TENET HOSPITALS, INC.
TENET LOUISIANA, INC.
TENET MISSOURI, INC.
TENET PHYSICIAN SERVICES—HILTON HEAD, INC.
TENET ST. MARY’S, INC.
TENET TEXAS, INC.
TENETSUB TEXAS, INC.
TWIN CITIES COMMUNITY HOSPITAL, INC.
WEST BOCA MEDICAL CENTER, INC.

By:	/s/ Tyler C. Murphy
Name: Tyler C. Murphy
Title: Treasurer

[Signature Page to Exchange and Registration Rights Agreement]

SAN RAMON REGIONAL MEDICAL CENTER,
LLC (as successor by merger to San Ramon
Regional Medical Center, Inc.)

By:	/s/ Gary Sloan
	Name:	Gary Sloan
	Title:	President

[Signature Page to Exchange and Registration Rights Agreement]

HOSPITAL DEVELOPMENT OF WEST PHOENIX, INC.
VHS ACQUISITION CORPORATION
VHS ACQUISITION SUBSIDIARY NUMBER 1, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 7, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 9, INC.
VHS CHILDREN’S HOSPITAL OF MICHIGAN, INC.
VHS DETROIT RECEIVING HOSPITAL, INC.
VHS HARPER-HUTZEL HOSPITAL, INC.
VHS HURON VALLEY-SINAI HOSPITAL, INC.
VHS OF ARROWHEAD, INC.
VHS OF ILLINOIS, INC.
VHS REHABILITATION INSTITUTE OF MICHIGAN, INC.
VHS SAN ANTONIO PARTNERS, LLC
VHS SINAI-GRACE HOSPITAL, INC.
VHS WEST SUBURBAN MEDICAL CENTER, INC.
VHS WESTLAKE HOSPITAL, INC.
VHS OF PHOENIX, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 3, INC.
VANGUARD HEALTH FINANCIAL COMPANY, LLC
VANGUARD HEALTH HOLDING COMPANY I, LLC
VANGUARD HEALTH HOLDING COMPANY II, LLC
VANGUARD HEALTH MANAGEMENT, INC.
VANGUARD HEALTH SYSTEMS, INC.
VHS OF MICHIGAN, INC.

By:	/s/ Tyler C. Murphy
Name: Tyler C. Murphy
Title: Vice President

[Signature Page to Exchange and Registration Rights Agreement]

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
(on behalf of the holders)

By:	/s/ James C. Brett
	Name:	James C. Brett
	Title:	Director

BARCLAYS CAPITAL INC.
(on behalf of the holders)

By:	/s/ Benjamin J. Burton
	Name:	Benjamin J. Burton
	Title:	Managing Director

CITIGROUP GLOBAL MARKETS INC.
(on behalf of the holders)

By:	/s/ Stuart Dickson
	Name:	Stuart Dickson
	Title:	Managing Director

WELLS FARGO SECURITIES, LLC
(on behalf of the holders)

By:	/s/ Daniel Morris
	Name:	Daniel Morris
	Title:	Vice President

[Signature Page to Exchange and Registration Rights Agreement]

Schedule I

Guarantors

American Medical (Central), Inc.

AMI Information Systems Group, Inc.

Amisub (Heights), Inc.

Amisub (Hilton Head), Inc.

Amisub (SFH), Inc.

Amisub (Twelve Oaks), Inc.

Amisub of North Carolina, Inc.

Amisub of South Carolina, Inc.

Amisub of Texas, Inc.

Anaheim MRI Holding, Inc. (formerly known as USC University Hospital, Inc. and formerly known as Tenet 1500 San Pablo, Inc.)

Brookwood Health Services, Inc.

CGH Hospital, Ltd.

Coastal Carolina Medical Center, Inc.

Community Hospital of Los Gatos, Inc.

Coral Gables Hospital, Inc.

Cypress Fairbanks Medical Center, Inc.

Delray Medical Center, Inc.

Doctors Hospital of Manteca, Inc.

Doctors Medical Center of Modesto, Inc.

East Cooper Community Hospital, Inc.

FMC Medical, Inc.

Fountain Valley Regional Hospital and Medical Center

Frye Regional Medical Center, Inc.

Hilton Head Health System, L.P.

JFK Memorial Hospital, Inc.

Lakewood Regional Medical Center, Inc.

Lifemark Hospitals, Inc.

Lifemark Hospitals of Florida, Inc.

Los Alamitos Medical Center, Inc.

New Medical Horizons II, Ltd.

North Fulton Medical Center, Inc.

OrNda Hospital Corporation

Palm Beach Gardens Community Hospital, Inc.

Placentia-Linda Hospital, Inc.

San Ramon Regional Medical Center, LLC

Sierra Vista Hospital, Inc.

SRRMC Management, Inc.

Tenet 100 Medical Center Slidell, L.L.C. (formerly known as NorthShore Regional Medical Center, L.L.C.)

Tenet California, Inc.

Tenet Florida, Inc.

Tenet Frisco, Ltd.

Tenet Good Samaritan, Inc.

Tenet HealthSystem Bartlett, Inc.

Tenet HealthSystem CFMC, Inc.

Tenet HealthSystem Desert, Inc.

Tenet HealthSystem DI, Inc.

Tenet HealthSystem GB, Inc.

Tenet HealthSystem Hahnemann, L.L.C.

Tenet HealthSystem HealthCorp

Tenet HealthSystem Holdings, Inc.

Tenet HealthSystem KNC, Inc.

Tenet HealthSystem Medical, Inc.

Tenet HealthSystem North Shore, Inc.

Tenet HealthSystem Philadelphia, Inc.

Tenet HealthSystem SGH, Inc.

Tenet HealthSystem SL, Inc.

Tenet HealthSystem Spalding, Inc.

Tenet HealthSystem St. Christopher’s Hospital for Children, L.L.C.

Tenet Hialeah HealthSystem, Inc.

Tenet Hospitals, Inc.

Tenet Hospitals Limited

Tenet Louisiana, Inc.

Tenet Missouri, Inc.

Tenet Physician Services — Hilton Head, Inc.

Tenet St. Mary’s, Inc.

Tenet Texas, Inc.

Tenetsub Texas, Inc.

TH Healthcare, Ltd.

Twin Cities Community Hospital, Inc.

West Boca Medical Center, Inc.

Hospital Development of West Phoenix, Inc.

VHS Acquisition Corporation

VHS Acquisition Subsidiary Number 1, Inc.

VHS Acquisition Subsidiary Number 7, Inc.

VHS Acquisition Subsidiary Number 9, Inc.

VHS Acquisition Subsidiary Number 1, Inc.

VHS Children’s Hospital of Michigan, Inc.

VHS Detroit Receiving Hospital, Inc.

VHS Harper-Hutzel Hospital, Inc.

VHS Huron Valley-Sinai Hospital, Inc.

VHS of Arrowhead, Inc.

VHS of Illinois, Inc.

VHS Rehabilitation Institute of Michigan, Inc.

VHS San Antonio Partners, LLC

VHS Sinai-Grace Hospital, Inc.

VHS West Suburban Medical Center, Inc.

VHS Westlake Hospital Inc.

VHS of Phoenix, Inc.

VHS Acquisition Subsidiary Number 3, Inc.

Vanguard Health Financial Company, LLC

Vanguard Health Holding Company I, LLC

Vanguard Health Holding Company II, LLC

Vanguard Health Management, Inc.

Vanguard Health Systems, Inc.

VHS of Michigan, Inc.